UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):       April 26, 2007
(April 23, 2007)

                 PEOPLES BANCORP INC.
(Exact name of registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     138 Putnam Street, P.O. Box 738, Marietta, Ohio  45750-0738
(Address of principal executive offices) (Zip Code)

                   (740) 373-3155
(Registrant's telephone number, including area code)

          Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  Termination of a Material Definitive Agreement.

In 2002, Peoples Bancorp Inc. ("Peoples") formed PEBO Capital Trust II, a Delaware statutory business trust ("PEBO Capital Trust II"), for the purpose of participating in a pool of corporation-obligated mandatorily redeemable capital securities (the "Capital Securities" or "Trust Preferred Securities") with 100% of the common equity (the "Common Securities") in PEBO Capital Trust II owned by Peoples.  The Capital Securities and the Common Securities were issued by PEBO Capital Trust II under the terms of the Amended and Restated Declaration of Trust of PEBO Capital Trust II, dated and effective as of April 10, 2002 (the "Declaration"), among Peoples, as the Sponsor; the Administrators named in the Declaration; Wilmington Trust Company, as Institutional Trustee and as Delaware Trustee; and the holders from time to time of the Capital Securities and the Common Securities.  The proceeds from the Capital Securities and the Common Securities were invested by PEBO Capital Trust II in Floating Rate Junior Subordinated Debt Securities of Peoples due April 22, 2032 (the "Debt Securities") under the terms of the Indenture, dated as of April 10, 2002 (the "Indenture"), between Peoples, as Issuer, and Wilmington Trust Company, as Trustee.

The Debt Securities held by PEBO Capital Trust II were the sole assets of PEBO Capital Trust II.  Distributions on the Capital Securities were payable semiannually at a rate per annum equal to the interest rate being earned by PEBO Capital Trust II on the Debt Securities, which was reset semi-annually and equal to LIBOR plus 3.70%.

The Capital Securities issued by PEBO Capital Trust II were guaranteed by Peoples with respect to distributions and payments upon liquidation, redemption and otherwise, to the extent provided in the Guarantee Agreement, dated as of April 10, 2002 (the "Guarantee"), executed and delivered by Peoples, as Guarantor, and Wilmington Trust Company, as Guarantee Trustee.

The Debt Securities held by PEBO Capital Trust II were first redeemable, in whole or in part, on April 22, 2007.  The Capital Securities were subject to mandatory redemption, in whole or in part, upon redemption of the Debt Securities.

As permitted by the terms of the Indenture, on April 23, 2007 (the first business day following April 22, 2007), Peoples redeemed all of the Debt Securities then outstanding in an aggregate principal amount of $7,217,000.  The aggregate redemption price in respect of the Debt Securities was $7,548,635, which represented 100% of the aggregate principal amount of the Debt Securities being redeemed plus accrued and unpaid interest on such Debt Securities to the redemption date.  The interest rate in respect of the Debt Securities was 9.10% as of the redemption date.  The Indenture will be satisfied and discharged in accordance with its terms as a result of the redemption of the Debt Securities.

Following the redemption of all of the Debt Securities by Peoples, the proceeds from the redemption payment were concurrently applied to redeem, on April 23, 2007, all of the outstanding Capital Securities in the aggregate liquidation amount of $7,000,000 and all of the outstanding Common Securities in the aggregate liquidation amount of $217,000, which had been issued by PEBO Capital Trust II.  The aggregate redemption price in respect of the Common Securities was $7,321,663, which represented 100% of the aggregate liquidation amount of the Common Securities being redeemed plus accrued and unpaid interest on such Common Securities to the redemption date.  The aggregate redemption price in respect of the Capital Securities was $226,972, which represented 100% of the aggregate liquidation amount of the Capital Securities being redeemed plus accrued and unpaid interest on such Capital Securities to the redemption date.  PEBO Capital Trust II will be dissolved in accordance with the terms of the Declaration as a result of the redemption of all of the Common Securities and all of the Capital Securities issued by PEBO Capital Trust II.

In accordance with its terms, the Guarantee terminated upon full payment of the redemption price of all of the Capital Securities issued by PEBO Capital Trust II.

Wilmington Trust Company is also a party to the following agreements related to the Series B 8.62% Capital Securities, due May 1, 2029, of PEBO Capital Trust I, a Delaware statutory business trust formed by Peoples in 1999:

•
Indenture, dated as of April 20, 1999 between Peoples, as Issuer, and Wilmington Trust Company, as Debenture Trustee, relating to 8.62% Junior Subordinated Deferrable Interest Debentures due May 1, 2029

•
Amended and Restated Declaration of Trust of PEBO Capital Trust I, dated and effective as of April 20, 1999, among Peoples, as Sponsor and Debenture Issuer, the Administrative Trustees named therein and Wilmington Trust Company, as Delaware Trustee and Property Trustee

•	Series B Capital Securities Guarantee Agreement, dated as of September 23, 1999, between Peoples, as Guarantor, and Wilmington Trust Company, as Capital Securities Guarantee Trustee

Item 2.02.  Results of Operations and Financial Condition.

On April 26, 2007, Peoples issued a news release reporting unaudited consolidated financial results for the first quarter ended March 31, 2007.  A copy of the April 26, 2007 news release is included with this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by this reference.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.  Financial Statements and Exhibits.

(a)           -           (c)           Not applicable.

(d)           Exhibits:

Exhibit No.                                                   Description

99.1	News Release issued by Peoples Bancorp Inc. on April 26, 2007

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                PEOPLES BANCORP INC.

Dated:  April 26, 2007                                    By: /s/    MARK F. BRADLEY
                  -----------------------------
                  Mark F. Bradley
                          President and Chief Executive Officer

Peoples Bancorp Inc.
Current Report on Form 8-K
Dated April 26, 2007

INDEX TO EXHIBITS

Exhibit No.                                                      Description

99.1	News Release issued by Peoples Bancorp Inc. on April 26, 2007